UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2013

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Qwest Communications International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15577	84-1339282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 13, 2013, CenturyLink, Inc. and its wholly-owned subsidiary, Qwest Communications International Inc. (“Qwest Communications”), announced the final results of Qwest Communications’ previously-announced debt tender offer commenced on November 14, 2013. See the press releases included as Exhibits 99.1, 99.2 and 99.3 for more information.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. and Qwest Communications International Inc. have duly caused this current report to be signed on their behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff Executive Vice President, General Counsel and Secretary

Qwest Communications International Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff Executive Vice President, General Counsel and Assistant Secretary

Dated: December 13, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 14, 2013 announcing Qwest Communication International Inc.’s debt tender offer and CenturyLink, Inc.’s concurrent debt offering (incorporated by reference to Exhibit 99.1 to the registrants’ Current Report on Form 8-K filed November 14, 2013).

99.2	Press release dated November 27, 2013 announcing the initial settlement of Qwest Communications International Inc.’s debt tender offer and the completion of CenturyLink, Inc.’s debt offering (incorporated by reference to Exhibit 99.2 to the registrants’ Current Report on Form 8-K filed November 27, 2013).

99.3*	Press release dated December 13, 2013 announcing the final results of Qwest Communication International Inc.’s debt tender offer.

*	Filed herewith.